________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 28, 2003


                              DHB INDUSTRIES, INC.
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


               Delaware                        0-22429          11-3129361
________________________________________ _________________ _____________________
     (State or Other Jurisdiction            (Commission       (IRS Employer
           of Incorporation)                File Number)    Identification No.)


                   555 Westbury Avenue
                  Carle Place, New York                             11514
___________________________________________________________  ___________________
          (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (516) 997-1155
                                                          ________________


                                       N/A
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________________

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On August 27, 2003, DHB Industries, Inc. (the "Company") engaged Weiser LLP as its new independent accountant. Prior to such date, the Company did not consult with Weiser LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Weiser LLP on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.   REGULATION FD DISCLOSURE.


         On August 28, 2003, DHB Industries, Inc. issued a press release announcing the engagement of Weiser LLP as DHB Industries, Inc.'s new independent accountant. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DHB INDUSTRIES, INC.



Date:  September 2, 2003                   By:  /s/ DAWN M. SCHLEGEL
                                                _______________________________
                                                Name:   Dawn M. Schlegel
                                                Title:  Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT        DESCRIPTION


99.1           DHB Industries, Inc. press release dated August 28, 2003.